UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2006

River Rock Entertainment Authority

(Exact name of registrant as specified in its charter)

Not Applicable	333-115186	68-0490898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Highway 128 East Geyserville, California		95441
(Address of principal executive offices)		(Zip Code)

(707) 857-2777

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry Into a Material Definitive Agreement

On April 17, 2006, River Rock Entertainment Authority (the “Authority”) entered into an employment agreement with Mr. Shawn S. Smyth whereby Mr. Smyth will serve as the Chief Executive Officer of the Authority and General Manager of the River Rock Casino. The agreement is effective as of April 13, 2006, and continues through April 13, 2008, unless terminated earlier by the parties under the terms of the agreement. The agreement provides for the payment to Mr. Smyth of an initial annual base salary of $250,000.00. Mr. Smyth will also be eligible to receive an annual bonus in the discretion of the Board not to exceed twenty-five percent (25%) of his annual base salary. If Mr. Smyth’s employment is terminated for reasons other than cause, including death or disability, Mr. Smyth will be entitled to his salary for three months. Either party may terminate the agreement within 90 days written notice. The full text of the employment agreement is included as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.02(b). Appointment of Principal Officers

On April 13, 2006, the Authority hired Mr. Shawn S. Smyth as its new Chief Executive Officer and as General Manager of the River Rock Casino pursuant to the terms of an employment agreement that is included as Exhibit 10.1 to this report. Effective immediately, Mr. Norman Runyan who had been the Authority’s acting Chief Executive Officer since November 2005 will resume his title of Chief Operating Officer of the Authority. Mr. Smyth has previously been employed as the General Manager of Paradise Casinos in Yuma, Arizona from 2003 to 2004. Paradise Casinos are two adjacent Native American casinos, one in Arizona and the other in California. Prior to that, he was Chief Executive Officer of Seven Feathers Hotel Casino and Resort, a Native American-owned property in Canyonville, Oregon from 2000 to 2002. Also, since 1983, Mr. Smyth has been President of Emerald Star Gaming, a consulting firm that advises on issues related to gaming project development for several gaming companies, including Native American casinos.

The Authority has furnished the press release announcing the hiring of Mr. Smyth as Exhibit 99.1 to this Form 8-K. The information in this Current Report and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

EXHIBIT	DESCRIPTION

10.1	Employment Agreement, executed April 17, 2006, effective as of April 13, 2006, between the River Rock Entertainment Authority and Shawn S. Smyth

99.1	Press Release of River Rock Entertainment Authority dated April 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2006
River Rock Entertainment Authority

	By:	/s/ Norman Runyan
Norman Runyan
Chief Operating Officer